Exhibit 10.14.1

                     FIRST AMENDMENT TO CONSULTING AGREEMENT

         THIS FIRST AMENDMENT TO CONSULTING AGREEMENT is made and entered into as of the 1st day of July, 1997, by and between Tredegar Industries, Inc., a Virginia corporation, 1100 Boulders Parkway, Richmond, Virginia (hereinafter called "Tredegar"), and Richard W. Goodrum, an individual residing at 12830 River Hills Drive, Midlothian, Virginia (hereinafter called "Goodrum").

                              W I T N E S S E T H:

         WHEREAS, Tredegar and Goodrum have previously entered into that certain Consulting Agreement dated as of March 31, 1996 (the "Consulting Agreement");

         WHEREAS, Tredegar and Goodrum desire to amend the Consulting Agreement;

         NOW, THEREFORE, in consideration of the mutual promises contained herein, and other good and valuable consideration, the receipt of which is acknowledged, Tredegar and Goodrum agree as follows:

         1. Capitalized terms not defined herein shall have the same meanings as set forth in the Consulting Agreement.

         2. Section 8 of the Agreement is hereby amended by deleting it in its entirety and substituting therefor the following language:

         For the services rendered hereunder by Goodrum (including his service as a member of Tredegar's Executive Committee and Management Committee), Tredegar shall pay Goodrum and Goodrum hereby accepts as full compensation therefor the annual amount of $30,000, which payments will be made in quarterly installments in advance and prorated for any partial year.

         IN WITNESS WHEREOF, Tredegar Industries, Inc. has caused this instrument to be signed in its name by its duly authorized officer and Richard
W. Goodrum has hereunto set his hand, all as of the day and year first above written.

                                                     TREDEGAR INDUSTRIES, INC.



                                                     By  /s/ John D. Gottwald
                                                       John D. Gottwald
                                                       President


                                                     /s/ Richard W. Goodrum
                                                     Richard W. Goodrum